UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

ALIGN TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32259	94-3267295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 North Scottsdale Road, Suite 1300 Tempe, Arizona 85288
(Address of principal executive offices) (Zip Code)
(602) 742-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.0001 par value	ALGN	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17  CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 20, 2026, Align Technology, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The voting results for each item of business presented at the Annual Meeting, as certified by the Company’s inspector of elections, are set forth below:

Proposal 1: Election of the ten director nominees named below at the Annual Meeting, each to serve for a one-year term or until a successor is elected and qualified or appointed.

Name	For	Against	Abstain	Broker Non-Votes
Kevin T. Conroy	56,833,217	2,495,269	23,569	4,807,543
Kevin J. Dallas	58,717,867	611,426	22,760	4,807,543
Joseph M. Hogan	59,038,919	291,416	21,719	4,807,543
Joseph Lacob	56,716,339	2,612,735	22,977	4,807,543
C. Raymond Larkin, Jr.	56,899,895	2,429,254	22,902	4,807,543
Anne M. Myong	58,369,203	959,790	23,060	4,807,543
Mojdeh Poul	58,884,544	444,912	22,597	4,807,543
Andrea L. Saia	58,097,245	1,231,701	23,108	4,807,543
Susan E. Siegel	58,581,332	748,721	22,000	4,807,543
Britt Vitalone	58,889,032	439,920	23,104	4,807,543

Proposal 2: An advisory (non-binding) vote to approve the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
53,008,355	6,285,144	58,546	4,807,543

Proposal 3: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstain
61,733,668	2,374,738	51,182

Proposal 4: Ratification of the special meeting provision in the Company’s Amended and Restated Bylaws.

For	Against	Abstain	Broker Non-Votes
43,694,385	15,598,140	59,522	4,807,543

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGN TECHNOLOGY, INC.

By:	/s/ Julie Coletti
Julie Coletti Executive Vice President, Chief Legal and Regulatory Officer

Date: May 20, 2026